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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

  Supplement dated October 1, 2002 to the Prospectus dated December 28, 2001

   On September 4, 2002, the Trust's Board of Trustees approved the following:

    . The termination of Alliance Capital Management L.P. and the hiring of Seix Investment Advisors, Inc. ("Seix") as an investment advisor to High Yield Investments ("High Yield Portfolio"). The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended Seix as an advisor because it was determined that the Seix high yield product, which targets the healthiest segment of the high yield market, compliments the investment style of Western Asset Management Company. The Seix high yield portfolio seeks multiple sources of value through in-depth company research, active industry weightings and security selection. The hiring of Seix has resulted in the entering into of an investment advisory agreement dated October 1, 2002 and effective October 1, 2002, between SBFM and Seix. Under the terms of the agreement, Seix will be receiving a fee of 0.30% that is computed daily and paid monthly based on the value of the average net assets of the High Yield Portfolio allocated to Seix. Seix is located in Woodcliff Lake, New Jersey and as of June 30, 2002 managed approximately $11 billion in assets. With the hiring of Seix, the assets of the High Yield Portfolio will be allocated as follows: Seix 50% and Western 50%.

       Shareholders of the High Yield Portfolio will soon receive an information statement regarding this change.

    . A change in the benchmark of the High Yield Portfolio from the CS First Boston Global High Yield Index to the Lehman Brothers U.S. Corporate High Yield Bond Index effective October 1, 2002. Management views the Lehman Brothers U.S. Corporate High Yield Bond Index ("Lehman Brothers Index") as a more appropriate index reflecting more closely the current composition of the High Yield Portfolio's securities holdings. The Lehman Brothers Index is a broad-based unmanaged index composed of fixed income securities having a maximum quality rating of Ba1 (as determined by Moody's Investors Service ("Moody's") (or BB+ by Standard & Poor's Corporation if a security does not possess a rating from Moody's), a minimum amount outstanding of $150 million and at least one year to maturity. The Lehman Brothers Index does not reflect any deduction for fees, expenses or taxes.

       The following information supplements page 29 of the High Yield Portfolio's prospectus disclosure under the section entitled "Average Annual Total Returns:"

       The Average Annual Total Returns for the one year, five year and since inception periods for the calendar year ended December 31, 2001 for the Lehman Brothers Index were: 5.28%, 3.11% and (0.48)%, respectively.

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